UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 23, 2009
JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
JPMorgan Chase & Co. (“JPMorgan Chase”) is furnishing this Current Report on Form 8-K (“Form 8-K”) to supplement financial disclosures included in JPMorgan Chase’s previously filed reports to reflect recently announced changes in JPMorgan Chase’s business segments. This information provides a bridge between how the business segment results were presented in previously filed reports and how those results would now look had such results been reported to reflect the manner in which JPMorgan Chase’s business segments are now being managed. The recasting of the previously issued financial information does not represent a restatement of previously issued financial statements and does not affect the Firm’s reported net income, earnings per share, total assets or regulatory capital for any of the previously reported periods. The recast financial Information presented herein should be read in conjunction with previously filed reports. A summary of the revisions follows.
Business Segment Changes
Previously, Retail Financial Services (“RFS”) consisted of three reporting segments: Regional Banking, Mortgage Banking and Auto Finance. Commencing October 1, 2008, RFS was reorganized into the following two reporting segments: Retail Banking and Consumer Lending. The new Retail Banking reporting segment now comprises branch banking and business banking activities, which previously were reported in Regional Banking. The new Consumer Lending reporting segment now comprises: (a) the prior Mortgage Banking and Auto Finance reporting segments, (b) the home equity, education and other lending business activities which were previously reported in the Regional Banking reporting segment and (c) loan activity related to prime mortgages that were originated by RFS, but reported in the Corporate/Private Equity business segment. All periods presented reflect this basis.
Washington Mutual transaction
As reported in previous filings, on September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank (“Washington Mutual”) from the Federal Deposit Insurance Corporation (“FDIC”) for $1.9 billion through a purchase of substantially all of the assets and assumption of specified liabilities of Washington Mutual. The financial information contained in Exhibit 99.1 of this Form 8-K has been recast from how this information was previously presented to reflect the allocation of the September 30, 2008, end of period balance sheet amounts of the acquired assets and liabilities to the appropriate lines of business, primarily RFS, Card Services and Commercial Banking business segments, as well as to Corporate/Private Equity.
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The financial information included in Exhibit 99.1 of this Form 8-K is incorporated herein by reference.
The information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into filings of JPMorgan Chase under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	JPMorgan Chase & Co. recast Financial Supplement for the quarters ending September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, and the years ended December 31, 2007 and 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.

(Registrant)

By:	/s/ Louis Rauchenberger Louis Rauchenberger

Managing Director and Controller
[Principal Accounting Officer]
Dated: January 23, 2009

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